UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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CODE GREEN APPAREL CORP.

(Name of Registrant As Specified In Its Charter)

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31642 Pacific Coast Highway, Suite 102

Laguna Beach, California 92651

Telephone: (888) 884-6277

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

Dear Stockholders:

We are furnishing this notice and the accompanying Information Statement to the holders of shares of capital of Code Green Apparel Corp., a Nevada corporation (the “Company”), for informational purposes only pursuant to Section 14(c) of the Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

The purpose of this Information Statement is to notify our stockholders that on July  , 2017, George J. Powell, III, our Chief Executive Officer, Interim Chief Financial Officer, Secretary and Director, and the holder of all 1,000 shares of our outstanding Series A Preferred Stock, which provide the holder thereof the power to vote on all stockholder matters (including, but not limited to at every meeting of the stockholders of the Company and upon any action taken by stockholders of the Company with or without a meeting) equal to fifty-one percent (51%) of the total vote, executed a written consent in lieu of the 2017 annual meeting of stockholders (the “Majority Stockholder Consent”), approving the following matters:

●	the appointment of two members to our Board of Directors (the “Board”);

●	the adoption of the Code Green Apparel Corp. 2017 Equity Incentive Plan;

●	The filing of a Certificate of Amendment to the Company’s Articles of Incorporation (the “Amendment”) to increase the number of authorized shares of the Company’s capital stock to five billion (5,000,000,000) shares, consisting of four billion nine hundred ninety million (4,990,000,000) shares of common stock, $0.001 par value per share and ten million (10,000,000) shares of preferred stock, $0.001 par value per share, without affecting or modifying the Company’s previously designated shares of preferred stock in any way;

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●	authority for our Board of Directors, without further stockholder approval, to effect a reverse stock split of all of the outstanding common stock of the Company, by the filing of a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of Nevada, in a ratio of between one-for-one hundred and one-for-one thousand, with the Company’s Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the Board of Directors in its sole discretion, at any time before the earlier of (a) July , 2018; and (b) the date of the Company’s 2018 annual meeting of stockholders;

●	the appointment of Soles, Heyn & Company LLP as our independent registered public accounting firm;

●	an advisory vote on the frequency of an advisory vote on executive compensation; and

●	an advisory vote on executive compensation.

This notice, the accompanying Information Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, are being made available on or about July  , 2017 to all of our stockholders of record at the close of business on July  , 2017.

In accordance with Rule 14c-2 of the Exchange Act, the corporate actions will be effective no earlier than twenty (20) days after this Information Statement has been made available to our stockholders, provided that because we are making this Information Statement available on the Internet (as described below), the corporate actions will become effective no earlier than forty (40) days after the date notice of the internet availability of such Information Statement materials is first sent to stockholders, which we expect to be on or approximately August  , 2017.

The Company is pleased to utilize the Securities and Exchange Commission rules that allow issuers to furnish stockholder materials to their stockholders on the Internet. Accordingly, we are sending a Notice of Internet Availability of Information Statement Materials, on or about July  , 2017 to our stockholders of record as of the close of business on July  , 2017. The notice contains instructions on how to access our Information Statement and Annual Report. In addition, the notice contains instructions on how you may receive a paper copy of the Information Statement and Annual Report or elect to receive your Information Statement and Annual Report over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the mailing.

The enclosed Information Statement is also available at https://www.iproxydirect.com/CGAC. This website also includes copies of the Information Statement and the Annual Report to stockholders for the year ended December 31, 2016. Stockholders may also request a copy of the Information Statement and the Company’s Annual Report by contacting our main office at (888) 884-6277.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

BY ORDER OF THE BOARD OF DIRECTORS:

Laguna Beach, California	/s/ George J. Powell, III
July , 2017	George J. Powell, III,
Chief Executive Officer and Director

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INFORMATION STATEMENT

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Unless the context requires otherwise, references to the “Company,” “we,” “us,” “our,” “Code Green” and “Code Green Apparel Corp.” refer specifically to Code Green Apparel Corp. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Information Statement only:

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;
●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and
●	“Securities Act” refers to the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the Securities and Exchange Commission on May 22, 2017 (the “2016 10-K”).

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31642 Pacific Coast Highway, Suite 102

Laguna Beach, California 92651

Telephone: (888) 884-6277

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

GENERAL INFORMATION

This Information Statement is being mailed on or about July  , 2017 to the holders of record at the close of business on July  , 2017 (the “Record Date”) of shares of the common stock and preferred stock of Code Green Apparel Corp., a Nevada corporation, in connection with actions taken by the holders of a majority of our outstanding common stock as follows:

●	the appointment of two members to our Board of Directors (the “Board”);

●	the adoption of the Code Green Apparel Corp. 2017 Equity Incentive Plan;

●	The filing of a Certificate of Amendment to the Company’s Articles of Incorporation (the “Amendment”) to increase the number of authorized shares of the Company’s capital stock to five billion (5,000,000,000) shares, consisting of four billion nine hundred ninety million (4,990,000,000) shares of common stock, $0.001 par value per share and ten million (10,000,000) shares of preferred stock, $0.001 par value per share, without affecting or modifying the Company’s previously designated shares of preferred stock in any way;

●	authority for our Board of Directors, without further stockholder approval, to effect a reverse stock split of all of the outstanding common stock of the Company, by the filing of a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of Nevada, in a ratio of between one-for-one hundred and one-for-one thousand, with the Company’s Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the Board of Directors in its sole discretion, at any time before the earlier of (a) July , 2018; and (b) the date of the Company’s 2018 annual meeting of stockholders;

●	the appointment of Soles, Heyn & Company LLP as our independent registered public accounting firm;

●	an advisory vote on the frequency of an advisory vote on executive compensation; and

●	an advisory vote on executive compensation.

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George J. Powell, III, our Chief Executive Officer, Interim Chief Financial Officer, Secretary and Director, and the holder of all 1,000 shares of our outstanding Series A Preferred Stock, which provide the holder thereof the power to vote on all stockholder matters (including, but not limited to at every meeting of the stockholders of the Company and upon any action taken by stockholders of the Company with or without a meeting) equal to fifty-one percent (51%) of the total vote, has executed the Majority Stockholder Consent approving the actions described above.

The elimination of the need for a formal meeting of the stockholders to approve the actions is authorized by Section 78.320 of the Nevada Revised Statutes, (the “Nevada Law”). This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the formal meeting. According to Section 78.380(1)(b) of the Nevada Law, an action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action and pursuant to Section 78.330 of Nevada Law, directors of every corporation must be elected at the annual meeting of the stockholders by a plurality of the votes cast at the election. In order to eliminate the costs and management time involved in holding an annual meeting and in order to effect the actions described above, the Board of Directors of the Company voted to utilize the written consent of the majority stockholder of the Company and did in fact obtain, the written consent of the majority stockholder to approve the actions described above, pursuant to the Majority Stockholder Consent.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our stockholders of record on the Record Date. The actions approved by the majority stockholders will be effective no earlier than forty (40) days after the date this Information Statement is first sent to stockholders, which we expect to be on or approximately August  , 2017. This Information Statement is being mailed on or about July  , 2017 to stockholders of record on the Record Date who did not execute the Majority Stockholder Consent.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Right of Appraisal

No dissenters’ or appraisal rights under Nevada Law are afforded to the Company’s stockholders as a result of the approval of the actions set forth above.

Vote Required

The affirmative vote of a majority of the votes cast were required in order to approve the above actions, except for the election of directors, which required a plurality of the votes cast. As of the Record Date, the Company had outstanding 1,381,621,676 voting shares, which included:

(a)	676,994,621 shares of common stock, which each vote one (1) voting share on stockholder matters;

(b)	1,000 outstanding shares of Series A Preferred Stock, which in aggregate vote 51% of the stockholder vote on all stockholder matters, or 704,627,055 voting shares; and

(c)	65,000 outstanding shares of Series B Convertible Preferred Stock, which are each provided the right to vote 100 voting shares, provided that the aggregate voting shares attributable to the Series B Convertible Preferred Stock held by any holder if such stock and all persons affiliated with any such holder is limited to not more than 4.99% of the Company’s common stock then outstanding, when aggregating all voting shares held by such holder and its affiliates (the “Maximum Percentage”), and as such the Series B Convertible Preferred Stock is eligible to vote no voting shares as of the Record Date, as the holder of such Series B Convertible Preferred Stock already held common stock which totaled more than 4.99% of the Company’s common stock outstanding as of the Record Date.

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The majority stockholder voted 51% of our voting shares as of the Record Date via the Majority Stockholder Consent (i.e., all 1,000 shares of the Series A Preferred Stock of the Company), to approve the actions described above.

ELECTION OF DIRECTORS

Pursuant to the Majority Stockholder Consent, upon recommendation of the Board, two of the members of our current Board of Directors were reelected to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

Name	Age	Position	Date

George J. Powell, III	65	Director, Chief Executive Officer, Interim Chief Financial Officer, and Secretary	April 26, 2014

Thomas H. Witthuhn	62	Director and Chief Operating Officer	January 12, 2016

There is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board of Directors (the “Board”).

Set forth below is a brief description of the background and business experience of our executive officers and directors for the past five years.

George J. Powell, III – Director, Chief Executive Officer, Interim Chief Financial Officer, and Secretary

Mr. Powell has been a Director and Chief Executive Officer of the Company since April 2014. Prior to being appointed President and CEO of Code Green Apparel, George J. Powell, III acted as the Founder and CEO of The Renewed Group, Inc. from 2009 through December 2014. With over thirty years in the apparel industry, he recognized the need for necessary change across the global textile industry through the introduction of sustainable textiles and fabrics. His company successfully launched R.E.U.S.E Jeans, a premium denim brand that was featured in numerous publications and television networks. The Renewed Group had REUSE branded stores located in Dallas, Texas and Laguna Beach, California while also selling at wholesale to over 500 specialty retail stores across the United States.

From 2002 to 2009, Mr. Powell served as the Founder and CEO of TJ Sportswear, Inc., a company that he started offering a full array of services and strategies for factory-direct business development and from a multitude of countries around the globe. One of the major highlights for Mr. Powell was that TJ Sportswear was one of the first US companies to import product directly from Vietnam, post the normalization treaty with Vietnam. During his tenure, TJ Sportswear supplied over $150 million of denim and sportswear to the JCPenney Purchasing Corporation and who were responsible for distributing the goods through their 1,200 store locations. Prior to TJ Sportswear and from 2000 – 2002, Mr. Powell was recruited to serve as President of Opex USA in 2000 and with the mission to lead the successful development of a Bangladesh-centered production company. The international expertise he developed throughout his career was of significant value to the company as he led the effort to synergistically blend the needs of key US retailers with the production capabilities of the Bengali facilities.

From 1992 to 2000, Mr. Powell served as Senior Vice President of Corporate Accounts with Synergy Sportswear where he directly oversaw all aspects of product development and sales of private branded apparel to JCPenney. His efforts and leadership during his tenure with Synergy Sportswear grew the business to over $20 million per year while developing an extensive sourcing and production network within the Asian markets. Previous to his position with Synergy Sportswear, Mr. Powell served from 1990 through 1992 as the VP of Corporate Accounts with Zeppelin Sportswear, a position that saw him merchandise and manage the sales of a growing Young Men’s Sportswear collection through a variety of national accounts that produced an average of $10 million per year in revenues. Prior to his time with Zeppelin Sportswear and between the years of 1979 through 1989, Mr. Powell held a variety of positions within JCPenney: Assistant Buyer of soft and hard home furnishing areas (1979-1981), Corporate Buyer of men’s swimwear (1981-1982), Corporate Buyer for Women’s Collection (1983-1984), Corporate Buyer for men’s and boy’s shorts and swimwear (1985-1986), Corporate Buyer, Brand Development, Sourcing Manager for private brands (1986-1989). His long tenure with JCPenney built the critical foundation that launched his long and impressive career in the apparel industry.

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Mr. Powell graduated with an AS and BS degree from the University of Maryland in 1975. While still attending college, he was recruited by the United States government and subsequently worked at the FBI Headquarters in Washington, DC from 1974 through 1978.

Director Qualifications:

We selected Mr. Powell to serve on our Board because he brings a strong business background to the Company, and adds significant strategic, business and financial experience. Mr. Powell’s business background provides him with a broad understanding of the issues facing us, the financial markets and the financing opportunities available to us.

Thomas H Witthuhn – Director and COO

Thomas Witthuhn was appointed Director and Chief Operating Officer of the Company in January 2016. He is recognized for his achievements both domestically and abroad throughout his career that spans over 30 years within the retail, textile and apparel markets.

From January 2010 to May 2015, Mr. Witthuhn served as CEO and majority owner of Avani Activewear. Avani is an “athleisure” inspired brand that leveraged a “Made in USA” positioning to deliver great fitting and great performing active apparel. The Avani brand was successfully marketed online through major US department stores, sports specialty stores and in well over 750 independent specialty stores. From May 2014 through April 2015, Mr. Witthuhn also served as CEO of Global Fashion Technologies Inc. Prior to his role with Avani, Mr. Witthuhn served as CEO of Delta GalilUSA, SVP of International Operations at Fruit of the Loom, SVP/ GMM at Jockey Int, President of TAG and various career roles at JCPenney.

From 2007 to 2009, Mr. Witthuhn served as CEO of Delta Galil USA. During his tenure at Delta Galil USA, Mr. Witthuhn orchestrated a financial turnaround for this $200M plus intimate apparel company. This exhaustive process included overhead reduction, improved corporate communications, new product launches, and operational system improvements.

From 1998 to 2007, Mr. Witthuhn served on the senior management team at Fruit of the Loom. After building a $100M private label division, Mr. Witthuhn was able to achieve the number one market share within the children’s licensed underwear category. Mr. Witthuhn was then promoted to SVP of International Operations and Global Licensing. In this role he opened an independent Fruit of the Loom subsidiary in mainland China and led an International Sourcing Team that imported over 200 million garments.

From 1996 to 1998, Mr. Witthuhn was SVP / GMM at Jockey International. In this role he led the launch of several new product lines (including Jockey Sport) and conducted corporate international sourcing. Directly prior to his tenure at Jockey International, Mr. Witthuhn worked as president of the US operations for TAL Ltd. While at TAL Ltd. Mr. Witthuhn built a $100M private label business and operated as President of B.D. Baggies (Men’s Sportswear Collection) and Hole-in-One Golf (Wilson Sporting Goods licensee).

From 1978 to 1996, Mr. Witthuhn started his career in retail at JCPenney, where as a Corporate Buyer in both the Men’s and Children’s Divisions he first leveraged the strong business disciplines that he learned through his hands on store operations experiences. Mr. Witthuhn studied marketing at Ripon College and the University of Wisconsin.

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Director Qualifications:

We selected Mr. Witthuhn to serve on our Board because he brings to the board extensive knowledge of the apparel industry. Having served in senior corporate positions in many apparel related companies, Mr. Witthuhn has a vast knowledge of the industry.

* * * * *

Mr. Chase Daniel, age 30, is the third member of our current Board of Directors, but has not been nominated to serve on the Board of Directors moving forward, solely due to the time constraints on Mr. Daniel due to his occupation as a professional athlete. Mr. Daniel’s biographical information is included below:

Chase Daniel – Director

Mr. Daniel attended the University of Missouri, where he played Quarterback for the Missouri Tigers football team. Mr. Daniel entered, but was not selected in the 2009 National Football League (NFL) Draft, but subsequently was signed as an undrafted free agent by the Washington Redskins. From 2009 to 2017, Mr. Daniel has been a member of the New Orleans Saints (2009–2012), Kansas City Chiefs (2013–2015), Philadelphia Eagles (2016) and New Orleans Saints (2017). Since January 2011, Mr. Daniel has served as the Chief Executive Officer and founder of 10Star Apparel. 10Star specializes in manufacturing apparel for large apparel brands and businesses.

General Director Qualifications

The Board believes that each of our directors is highly qualified to serve as a member of the Board. Each of the directors has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Board seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

 THE COMPANY’S 2017 EQUITY INCENTIVE PLAN

On July  , 2017, the Board of Directors adopted, subject to the ratification by the majority stockholder, which ratification occurred pursuant to the Majority Stockholder Consent, on July  , 2017, the Company’s 2017 Equity Incentive Plan (the “Plan”) in the form of the attached Appendix A.

The following is a summary of the material features of the Plan:

What is the purpose of the Plan?

The Plan is intended to secure for the Company the benefits arising from ownership of the Company’s common stock by the employees, officers, directors and consultants of the Company, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company, qualified personnel for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

Who is eligible to participate in the Plan?

The Plan will provide an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the Board of Directors in its discretion shall deem relevant. Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Consequences” below for a discussion of the principal federal income tax consequences of awards under the Plan.

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No incentive stock option may be granted under the Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

Who will administer the Plan?

The Plan shall be administered by the Board of Directors of the Company. The Board shall have the exclusive right to interpret and construe the Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the Plan.

How much common stock is subject to the Plan?

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Plan is 75,000,000 shares. Such shares of common stock shall be made available from the authorized and unissued shares of the Company.

If shares of common stock subject to an option or performance award granted under the Plan expire or otherwise terminate without being exercised (or exercised in full), such shares shall become available again for grants under the Plan. If shares of restricted stock awarded under the Plan are forfeited to us or repurchased by us, the number of shares forfeited or repurchased shall again be available under the Plan. Where the exercise price of an option granted under the Plan is paid by means of the optionee’s surrender of previously owned shares of common stock, or our withholding of shares otherwise issuable upon exercise of the option as may be permitted under the Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the Plan.

How many securities have been granted pursuant to the Plan since its approval by the Board of Directors?

No shares of common stock, options, or other securities have been issued under the Plan since approved by the Board of Directors and the majority stockholders.

Does the Company have any present plans to grant or issue securities pursuant to the Plan?

The Company cannot determine the amounts of awards that will be granted under the Plan or the benefits of any awards to the executive officers named in the Director and Executive Compensation tables provided herein beginning on page 27, the executive officers as a group, or employees who are not executive officers as a group. Under the terms of the Plan, the number of awards to be granted is within the discretion of the Board of Directors.

The Board of Directors may issue Options, shares of restricted stock or other awards under the Plan for such consideration as determined in their sole discretion, subject to applicable law.

What will be the exercise price, vesting terms and expiration date of options and awards under the Plan?

The Board of Directors, in its sole discretion, shall determine the exercise price of any Options granted under the Plan which exercise price shall be set forth in the agreement evidencing the Option, provided however that at no time shall the exercise price be less than $0.001 par value per share of the Company’s common stock. Also, the exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases (see “Who is eligible to participate in the Plan?” above), may not be less than 110% of such fair market value. The exercise price of non-statutory options also may not be less than the fair market value of the common stock on the date of grant. The exercise price of options granted under the Plan must be paid either in cash at the time the option is exercised or, at the discretion of our Board, (i) by delivery of already-owned shares of our common stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the Securities and Exchange Commission.

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Options and other awards granted under the Plan may be exercisable in cumulative increments, or “vest,” as determined by our Board. Our Board has the power to accelerate the time as of which an option may vest or be exercised. Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by the Board of Directors. In the event a recipient’s employment or service with our Company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our Company in accordance with such restricted stock agreement.

The expiration date of Options and other awards granted under the Plan will be determined by our Board. The maximum term of options and performance shares under the Plan is ten years, except that in certain cases the maximum term is five years.

What equitable adjustments will be made in the event of certain corporate transactions?

Upon the occurrence of:

(i)	the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii)	the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii)	in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Exchange Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

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What happens to options upon termination of employment or other relationships?

The incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the Plan, or within such period following a termination of service as shall have been determined by the Board and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service. Non-incentive stock options are governed by the related award agreements.

Will adjustments be made for tax withholding?

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of our Board of Directors, by authorizing our Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Federal income tax consequences?

The following is a summary of the principal United States federal income tax consequences to the recipient and our Company with respect to participation in the Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

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Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our Company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a committee solely comprising “outside directors” and, among other things, the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant. Awards to purchase restricted stock under the Plan will not qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m).

May awards under the Plan be modified after they are granted?

Yes. The Board may reprice any stock option without the approval of the stockholders of the Company. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a stock option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a stock option at a time when its exercise price exceeds the fair market value of the underlying common stock, in exchange for another stock option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by an exchange or market on which the Company’s common stock then trades or is quoted. In addition to, and without limiting the above, the Board may permit the voluntary surrender of all or a portion of any stock option granted under the Plan to be conditioned upon the granting to the participant of a new stock option for the same or a different number of shares of common stock as the stock option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new stock option to such participant. Subject to the provisions of the Plan, such new stock option shall be exercisable at such option price, during such option period and on such other terms and conditions as are specified by the Board at the time the new stock option is granted. Upon surrender, the stock options surrendered shall be canceled and the shares of common stock previously subject to them shall be available for the grant of other stock options.

May the Plan be modified, amended or terminated?

The Board of Directors may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a stock award as provided in Article XI of the Plan, and/or terminate or suspend the Plan as provided in Article XI thereof. Our Board of Directors may also amend the Plan at any time, and from time to time. However, except as relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. Our Board of Directors may submit any other amendment to the Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

 Unless sooner terminated, the Plan will terminate ten years from the date of its adoption by our Board, i.e., in July 2027.

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The description of the Plan is qualified in all respects by the actual provisions of the Plan, which is attached to this Proxy Statement as Exhibit A.

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY

Our Articles of Incorporation, currently authorize the issuance of two billion shares of capital stock, including (a) one billion, nine hundred and ninety million (1,990,000,000) shares of common stock, $0.001 par value share; and (b) ten million (10,000,000) shares of preferred stock, $0.001 par value per share.

On the Record Date we had 676,994,621 shares of our common stock outstanding, 1,000 shares of our Series A Preferred Stock outstanding and 65,000 shares of our Series B Convertible Preferred Stock outstanding.

Our Board and our majority stockholder pursuant to the Majority Stockholder Consent, have approved the filing of a Certificate of Amendment to our Articles of Incorporation to increase the number of authorized shares of the Company’s capital stock to five billion (5,000,000,000) shares, consisting of four billion nine hundred ninety million (4,990,000,000) shares of common stock, $0.001 par value per share and ten million (10,000,000) shares of preferred stock, $0.001 par value per share, without affecting or modifying the Company’s previously designated shares of preferred stock in any way.

A form of the Amendment reflecting the increase in authorized common stock is attached hereto as Appendix B.

Description of Capital Stock

Common Stock

Holders of common stock are entitled to one vote for each share on all matters submitted to a vote of stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share in all dividends that the Board of Directors, in its discretion, declares from legally available funds. In the event of our liquidation, dissolution or winding up, subject to the preferences of any shares of preferred stock which may then be authorized and outstanding, each outstanding share entitles its holder to participate in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock.

Holders of common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions for the common stock. The rights of the holders of common stock are subject to any rights that may be fixed for holders of preferred stock, when and if any preferred stock is authorized and issued.

Preferred Stock

Our Articles of Incorporation authorize the issuance of up to 10,000,000 shares of preferred stock in one or more series with such designations, voting powers, if any, preferences and relative, participating, optional or other special rights, and such qualifications, limitations and restrictions, as are determined by resolution of our Board of Directors.

Series A Preferred:

On May 20, 2015, the Company filed a Certificate of Designation that authorized the issuance of up to one thousand (1,000) shares of a new series designated “Series A Preferred Stock,” and established the rights, preferences and limitations thereof. For so long as any shares of the Series A Preferred Stock remain issued and outstanding, the Holders thereof, voting separately as a class, shall have the right to vote on all stockholder matters (including, but not limited to at every meeting of the stockholders of the Company and upon any action taken by stockholders of the Company with or without a meeting) equal to fifty-one percent (51%) of the total vote.

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There are no rights to dividends, liquidation preferences or conversion rights associated with the Series A Preferred Stock.

Series B Convertible Preferred:

On December 7, 2015, the Company filed a Certificate of Designation that authorized the issuance of up to two hundred thousand (200,000) shares of a new series designated “Series B Convertible Preferred Stock,” and established the rights, preferences and limitations thereof. The Series B Convertible Preferred Stock have an original issue price and liquidation preference (pro rata with the common stock) of $10.00 per share. The Series B Convertible Preferred Stock provides the holders thereof the right to convert such shares of Series B Convertible Preferred Stock into common stock on a 100-for-one basis, provided that no conversion can result in the conversion of more than that number of shares of Series B Convertible Preferred Stock, if any, such that, upon such conversion, the aggregate beneficial ownership of the Company’s common stock (calculated pursuant to Rule 13d-3 of the Exchange Act) of any such holder and all persons affiliated with any such holder as described in Rule 13d-3 is more than 4.99% of the Company’s common stock then outstanding (the “Maximum Percentage”). For so long as any shares of the Series B Convertible Preferred Stock remain issued and outstanding, the holders thereof are entitled to vote that number of votes as equals the number of shares of common stock into which such holder’s aggregate shares of Series B Convertible Preferred Stock are convertible, subject to the Maximum Percentage.

Dividends

We have not declared dividends since our inception. Holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available. We presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Effect of Increase in Authorized Shares of common stock

The authorization of additional shares of common stock does not alter the current number of issued shares. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of our Company, the issuance of any newly authorized shares of common stock, will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of our common stock. Depending upon the circumstances under which newly authorized shares of common stock are issued, our stockholders may experience a reduction in stockholders’ equity per share and voting power. The relative rights and limitations of the shares of common stock remain unchanged under our Articles of Incorporation following the filing of the Amendment.

Purpose for Increase and Effects of Increase in Authorized Common Stock

The Amendment will increase the number of authorized shares of common stock to 4,900,000,000 in order to provide the Company with greater flexibility with respect to its capital structure for such purposes as additional equity financings and stock based acquisitions which may occur in the future, as well as to allow us to sell additional convertible promissory notes, which will convert into shares of our common stock at a discount to the trading price of our common stock. Subsequent to the increase, the Board of Directors can issue stock without the approval of the stockholders. Having a substantial number of authorized but unissued shares of common stock that are not reserved for specific purposes will allow the Company the ability to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a meeting of stockholders or obtaining the written consent of stockholders for the purpose of approving an increase in the Company’s capitalization. The issuance of additional shares of common stock may, depending upon the circumstances under which these shares are issued, reduce stockholders’ equity per share and may reduce the percentage ownership of common stock by existing stockholders. It is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders. When issued, the additional shares of common stock authorized by the Amendment will have the same rights and privileges as the shares of common stock currently authorized and outstanding. Notwithstanding the above disclosed risks and the dilution to our existing stockholders, we believe that the increase in our authorized capital was and is vital to our ability to effectively execute on our business plan and related strategies.

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Effect of Increase in Authorized Common Stock on Shares Available for Future Issuance

The following table contains approximate information relating to the shares of common stock available for future issuance prior to and subsequent to the increase in authorized shares of common stock to be effected by the Amendment:

	Currently	After the filing of the Amendment

Authorized Common Stock	1,900,000,000	4,900,000,000
Outstanding Common Stock	676,994,621	676,994,621
Issuable in connection with the exercise of outstanding warrants to purchase shares of common stock	-0-	-0-
Number of shares of common stock reserved for issuance upon conversion of outstanding Convertible Promissory Notes (as of the filing date of this Information Statement)	1,310,639,427	1,310,639,427
Reserved for issuance in connection with the conversion of our outstanding Series B Convertible Preferred Stock	65,000,000	65,000,000
Reserved for issuance under the Plan	75,000,000	75,000,000
Shares available for future issuance	(227,634,048)	2,772,365,952

Effective Time and Implementation of the increase in Authorized Shares of Common Stock

The effective time for the Amendment, and consequently, the increase in the authorized shares of our common stock, will be the date on which we file the Amendment with the office of the Secretary of State of the State of Nevada or such later date and time as specified in the Amendment.

Potential Anti-Takeover Effect

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Amendment was not approved in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK

IN A RATIO OF BETWEEN ONE-FOR-ONE HUNDRED AND ONE-FOR-ONE THOUSAND

Our Board and the majority stockholder, pursuant to the Majority Stockholder Consent, have authorized our Board to effect a reverse stock split of all of our outstanding common stock at a ratio of between one-for-one hundred and one-for-one thousand (the “Exchange Ratio”), with our Board having the discretion as to whether or not the reverse split is to be effected, and with the exact Exchange Ratio of any reverse split to be set at a whole number within the above range as determined by our Board in its sole discretion (the “Reverse Stock Split”). Our Board will have sole discretion to elect, at any time before the earlier of (a) July   , 2018; and (b) the date of our 2018 annual meeting of stockholders, as it determines to be in our best interest, whether or not to effect the Reverse Stock Split, and, if so, the number of our shares of common stock within the Exchange Ratio which will be combined into one share of our common stock.

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The determination as to whether the Reverse Stock Split will be effected and, if so, pursuant to which Exchange Ratio, will be based upon those market or business factors deemed relevant by the Board of Directors at that time, including, but not limited to:

●	existing and expected marketability and liquidity of the Company’s common stock;
●	prevailing stock market conditions;
●	the historical trading price and trading volume of our common stock;
●	the then prevailing trading price and trading volume of our common stock and the anticipated impact of the reverse split on the trading market for our common stock;
●	the anticipated impact of the reverse split on our ability to raise additional financing;
●	the number of authorized but unissued shares of common stock available to the Company for future issuances;
●	business developments affecting the Company;
●	the Company’s actual or forecasted results of operations; and
●	the likely effect on the market price of the Company’s common stock.

Our Board believes that stockholder approval granting us discretion to set the actual exchange ratio within the range of the Exchange Ratio, rather than stockholder approval of a specified exchange ratio, provides us with maximum flexibility to react to then-current market conditions and volatility in the market price of our common stock and to allow us maximum flexibility to provide for an increase in the number of authorized but unissued shares of common stock in the future, if necessary or warranted. If the Board determines to implement the Reverse Stock Split, we intend to issue a press release announcing the terms and effective date of the Reverse Stock Split before we file the Amendment with the Secretary of State of the State of Nevada.

If our Board determines that effecting the Reverse Stock Split is in our best interest, the Reverse Stock Split will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada. The form of the proposed amendment to our Articles of Incorporation to effect the Reverse Stock Split is attached to this proxy statement as Appendix C (the “Amendment”)(which Amendment takes into account the increase in authorized shares of common stock approved by the majority stockholder as described above, which we plan to implement after the date of this Information Statement, subject to the rules of the SEC). The Amendment filed thereby will set forth the number of shares to be combined into one share of our common stock within the limits set forth above, but will not have any effect on the number of shares of common stock or preferred stock currently authorized, the ability of our Board of Directors to designate preferred stock, the par value of our common or preferred stock, or any series of preferred stock previously authorized (except to the extent such Reverse Stock Split adjusts the conversion ratio of the Series B Convertible Preferred Stock).

Purpose of the Reverse Stock Split

We believe that the increased market price of our common stock expected as a result of implementing the Reverse Stock Split may improve the marketability and liquidity of our common stock and encourage interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. Although it should be noted that the liquidity of our common stock may be harmed by the Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, our Board of Directors is hopeful that the anticipated higher market price will offset, to some extent, the negative effects on the liquidity and marketability of our common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above. Additionally, in the event that we issue, or reserve for issuance, additional shares of common stock in the future, we believe the Reverse Stock Split will be a cost effective way to reduce the number of outstanding shares of common stock and increase the number of shares of common stock available for future issuance, without seeking further shareholder approval for an increase in our authorized shares of common stock.

Board Discretion to Implement the Reverse Stock Split

The Reverse Stock Split will be effected, if at all, only upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of the Company and its stockholders. The Board of Directors’ determination as to whether the Reverse Stock Split will be effected and, if so, at which Exchange Ratio, will be based upon certain factors, including existing and expected marketability and liquidity of our common stock, prevailing stock market conditions, the trading price of our common stock, business developments affecting us, actual or forecasted results of operations and the likely effect on the market price of our common stock, and the need for authorized but unissued shares of common stock in the future. If the Board does act to implement the Reverse Stock Split, it will do so prior to the earlier of (a) July  , 2018; and (b) the date of our 2018 annual meeting of stockholders.

Effect of the Reverse Stock Split

If implemented by the Board of Directors, as of the effective time of the Amendment, each issued and outstanding share of our common stock would immediately and automatically be reclassified and reduced into a fewer number of shares of our common stock, depending upon the Exchange Ratio selected by the Board of Directors, which could range between one-for-one hundred and one-for-one thousand.

Except to the extent that the Reverse Stock Split would result in any stockholder receiving an additional whole share of common stock in connection with the rounding of fractional shares as described below, the Reverse Stock Split will not:

●	affect any stockholder’s percentage ownership interest in us;
●	affect any stockholder’s proportionate voting power;
●	substantially affect the voting rights or other privileges of any stockholder; or
●	alter the relative rights of common stockholders, preferred stockholders, warrant holders or holders of equity compensation plan awards and options.

Depending upon the Exchange Ratio selected by the Board of Directors, the principal effects of the Reverse Stock Split are:

●	the number of shares of common stock issued and outstanding will be reduced by a factor ranging between 100 and 1,000;
●	the per share exercise price will be increased by a factor between 100 and 1,000, and the number of shares issuable upon exercise shall be decreased by the same factor, for all outstanding options, warrants and other convertible or exercisable equity instruments entitling the holders to purchase shares of our common stock;
●	the number of shares authorized and reserved for issuance under the Plan will be reduced proportionately; and
●	the conversion rates for holders of our Series B Convertible Preferred Stock will be adjusted proportionately.

The following table contains approximate information relating to the shares of common stock available for future issuance prior to and subsequent to the Reverse Stock Split, under various exchange ratio options, taking into effect the increase in authorized common stock which has been approved by the majority stockholder and which is planned to be implemented shortly after the date of this Information Statement, as discussed above:*

	Pre Reverse Split	1 for 100	1 for 500	1 for 1,000
Authorized Common Stock	4,900,000,000	4,900,000,000	4,900,000,000	4,900,000,000
Outstanding Common Stock (currently)	676,994,621	6,769,947	1,353,990	676,995
Issuable in connection with the exercise of outstanding warrants to purchase shares of common stock	-0-	-0-	-0-	-0-
Number of shares of common stock reserved for issuance upon conversion of outstanding Convertible Promissory Notes (as of the filing date of this Information Statement)	1,310,639,427	13,106,395	2,621,279	1,310,640
Reserved for issuance in connection with the conversion of our outstanding Series B Convertible Preferred Stock	65,000,000	650,000	130,000	65,000
Reserved for issuance under the Plan	75,000,000	750,000	150,000	75,000
Shares available for future issuance	2,772,365,952	4,878,723,658	4,895,744,731	4,897,872,365

* Does not take into account the rounding of fractional shares described below under “Fractional Shares”.

Additionally, the below table sets forth the conversion ratio of the Series B Convertible Preferred Stock, under various exchange ratio options:

	Pre Reverse Split	1 for 100	1 for 500	1 for 1,000
Conversion Ratio of Series B Convertible Preferred Stock (X-for-1)	100	1	0.2	0.1

If the Reverse Stock Split is implemented, the Amendment will not reduce the number of shares of our common stock or preferred stock authorized under our Articles of Incorporation, as amended, the right of our Board of Directors to designate preferred stock, the par value of our common or preferred stock, or otherwise effect our designated series of preferred stock, except to affect the exchange ratio of the Series B Convertible Preferred Stock (as shown in the table above).

Our common stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements thereof. We presently do not have any intent to seek any change in our status as a reporting company under the Exchange Act either before or after the Reverse Stock Split, if implemented, and the Reverse Stock Split, if implemented, will not result in a going private transaction.

Additionally, as of the date of this Information Statement, we do not have any current plans, agreements, or understandings with respect to the authorized shares that will become available for issuance after the Reverse Stock Split has been implemented.

Fractional Shares

Stockholders will not receive fractional shares in connection with the Reverse Stock Split. Instead, stockholders otherwise entitled to fractional shares will receive an additional whole share of our common stock. For example, if the Board of Directors effects a one-for-one hundred split, and you held one hundred ninety shares of our common stock immediately prior to the effective date of the Amendment, you would hold 2 shares of the Company’s common stock following the Reverse Stock Split.

Effective Time and Implementation of the Reverse Stock Split

The effective time for the Reverse Stock Split will be the date on which we file the Amendment with the office of the Secretary of State of the State of Nevada or such later date and time as specified in the Amendment, provided that the effective date must occur prior to the earlier of (a) July  , 2018; and (b) the date of our 2018 annual meeting of stockholders.

As soon as practicable after the effective date, stockholders will be notified that the reverse split has been effected. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s). Stockholders should not destroy any stock certificate and should not submit any certificates until requested to do so.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL THE REVERSE SPLIT IS EFFECTIVE, IF AT ALL.

Accounting Matters

The Reverse Stock Split will not affect the par value of our common stock ($0.001 per share). However, at the effective time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Exchange Ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss would be expected to be proportionally higher because there will be fewer shares of our common stock outstanding.

No Appraisal Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split.

Certain Risks Associated with the Reverse Stock Split

●	The price per share of our common stock after the Reverse Stock Split may not reflect the Exchange Ratio implemented by the Board of Directors and the price per share following the effective time of the Reverse Stock Split may not be maintained for any period of time following the Reverse Stock Split. For example, based on the closing price of our common stock on July 7, 2017 of $0.0004 per share, if the Reverse Stock Split was implemented at an Exchange Ratio of 1-for-1,000, there can be no assurance that the post-split trading price of the Company’s common stock would be $0.40, or even that it would remain above the pre-split trading price. Accordingly, the total market capitalization of our common stock following a Reverse Stock Split may be lower than before the Reverse Stock Split.

●	Effecting the Reverse Stock Split may not attract institutional or other potential investors, or result in a sustained market price that is high enough to overcome the investor policies and practices, and other issues relating to investing in lower priced stock described in “Purpose of the Reverse Stock Split” above.

●	The trading liquidity of our common stock could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

●	If a Reverse Stock Split is implemented by the Board, some stockholders may consequently own less than 100 shares of our common stock. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares following the Reverse Stock Split may be required to pay higher transaction costs if they should then determine to sell their shares of the Company’s common stock.

Potential Anti-Takeover Effect

The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Reverse Stock Split was not approved in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Federal Income Tax Consequences of the Reverse Stock Split

A summary of the federal income tax consequences of the Reverse Stock Split to individual stockholders is set forth below. It is based upon present federal income tax law, which is subject to change, possibly with retroactive effect. The discussion is not intended to be, nor should it be relied on as, a comprehensive analysis of the tax issues arising from or relating to the Reverse Stock Split. In addition, we have not requested and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reverse Stock Split. Accordingly, stockholders are advised to consult their own tax advisors for more detailed information regarding the effects of the Reverse Stock Split on them under applicable federal, state, local and foreign income tax laws.

●	We believe that the Reverse Stock Split will be a tax-free recapitalization for federal income tax purposes. Accordingly, a stockholder will not recognize any gain or loss as a result of the receipt of the post-reverse split common stock pursuant to the Reverse Stock Split.

●	The shares of post-reverse split common stock in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of the shares of pre-reverse split common stock held by that stockholder immediately prior to the Reverse Stock Split.

●	A stockholder’s holding period for the post-reverse split common stock will include the holding period of the pre-reverse split common stock exchanged.

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Majority Stockholder Consent ratified the Board’s appointment of Soles, Heyn & Company LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2017. Our Board may however, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our best interests.

Audit Fees

The aggregate fees billed by our independent auditors, K. Brice Toussaint (who resigned on July 7, 2016) and our current independent auditors, Soles, Heyn & Company, LLP, who merged with Patrick D. Heyn, CPA, P.A. on January 1, 2017 (who was engaged on July 7, 2016), for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K for the years ended December 31, 2016 and 2015, and for the review of quarterly financial statements included in our Registration Statement on Form S-1 and Quarterly Reports on Form 10-Q for the quarters ending March 31, June 30 and September 30, 2016 and 2015 (where applicable):

	2016	2015
Soles, Heyn & Company, LLP/Patrick D. Heyn, CPA, P.A.	$5,000	$—
K. Brice Toussaint	$4,250	$8,500

Audit Related Fees: None.

Tax Fees: None.

All Other Fees: None.

We do not use the auditors for financial information system design and implementation. Such services, which include designing or implementing a system that aggregates source data underlying the financial statements or that generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage the auditors to provide compliance outsourcing services.

 It is the policy of our Board that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our full Board. Our Board pre-approved all services, audit and non-audit related, provided to us by our independent accountants for fiscal 2016 and 2015.

In order to assure continuing auditor independence, the Board periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of Soles, Heyn & Company LLP to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders.

ADVISORY VOTE ON THE FREQUENCY OF AN

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Majority Stockholder Consent fixed the frequency with which we will hold a non-binding advisory vote on the compensation of our named executive officers. In considering this action, the majority stockholders considered their preference as to whether the advisory vote on the compensation of our named executive officers should occur:

●	once every three years,

●	once every two years, or

●	once every year.

The majority stockholders, upon the recommendation of our Board of Directors, determined that the frequency of the stockholder vote on the compensation of our named executive officers should be once every three years. The Board views the way it compensates our named executive officers as an essential part of our strategy to maximize our performance. The Board believed that a vote every three years will permit us to focus on developing compensation practices that are in the best long-term interests of our company and our stockholders. The Board believed that a more frequent advisory vote may cause us to focus on the short-term impact of our compensation practices to the possible detriment of our long-term performance. The majority stockholders concurred with the Board’s views. Although the adoption of this action may impact how frequently we hold an advisory vote on executive compensation, the adoption of this action is not binding on us. The Board of Directors may decide in the future that it is in the best interests of our stockholders to hold the advisory vote on executive compensation on a different schedule than the option approved by the Majority Stockholder Consent.

 ADVISORY VOTE ON EXECUTIVE COMPENSATION

Upon the recommendation of the Board, the Majority Stockholder Consent also approved the compensation paid to our named executive officers for the fiscal year ended December 31, 2016, as described later in this Information Statement which is commonly known as a “say-on-pay.” This approval was not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. As an advisory vote, this approval is not binding upon us and the Board may elect to recommend changes to the compensation paid to our named executed officers at any time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock and preferred stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all of our current executive officers and directors as a group as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Unless otherwise indicated, the address for each of the officers and directors listed in the table below is 31642 Pacific Coast Highway, Ste 102, Laguna Beach, CA 92651.

Name and Address	Number of Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned (1)	Number of Shares of Series A Preferred Stock Beneficially Owned		Percentage of Series A Preferred Stock Beneficially Owned (2)	Number of Shares of Series B Convertible Preferred Stock Beneficially Owned		Percentage of Series B Convertible Preferred Stock Beneficially Owned (3)	Total Voting Shares Beneficially Owned		Percent of Total Voting Shares (4)
Executive Officers and Directors
George J Powell, III	60,115,016		8.9%	1,000	(5)	100%	—		—	764,742,071	(7)	55.4%
Thomas H. Witthuhn	20,000,000		3.0%	—		—	—		—	20,000,000		1.4%
Chase Daniel	5,000,000		* %	—		—	—		—	5,000,000		*	%
All Executive Officers and Directors as a group (3 persons)	85,115,016		12.6%	1,000		100%	—		—	789,742,071		57.2%

Greater than 5% Stockholders
Dr. Eric H. Scheffey 1 Elm Street Denver, CO 80220	35,000,000		5.2%	—		—	65,000	(6)	100%	35,000,000	(8)	2.5%
Anubis Capital Partners 3411 Preston Rd. C13-226 Frisco, TX 75034 (9)	35,000,000		5.2%	—		—	—		—	35,000,000		2.5%
Auctus Fund LLC 101 Arch Street, #2010 Boston, MA, 02110 (10)	55,119,900		8.1%	—		—	—		—	55,119,900		3.8%
Aikaterini Zernou Zefeirou 35 Voula, Athens 16673, Greece	38,450,000		5.7%	—		—	—		—	38,450,000		2.8%
Beaufort Capital Partners LLC 660 White Plains Rd, Suite 455 Tarrytown, NY 10591(11)	67,022,468	(12)	9.9%	—		—	—		—	67,022,468		4.	6%

* Less than 1%

(1) The percentage ownership shown in such table above is based upon the 676,994,621 common stock shares issued and outstanding as of the Record Date.

(2) The percentage ownership shown in such table above is based upon the 1,000 Series A Preferred Stock shares issued and outstanding as of the Record Date.

(3) The percentage ownership shown in such table above is based upon the 65,000 Series B Convertible Preferred Stock shares issued and outstanding as of the Record Date.

(4) The percentage ownership shown in such table above is based upon 1,381,621,676 total voting shares as of the Record Date, which includes 676,994,621 shares voted by the holders of the Company’s common stock and 704,627,055 voting shares voted by the holder of the Company’s Series A Preferred Stock (see footnote (5)). The Series B Convertible Preferred Stock vote no voting shares as of the Record Date (see footnote (6)).

(5) For so long as any shares of the Series A Preferred Stock remain issued and outstanding, the holders thereof, voting separately as a class, shall have the right to vote on all stockholder matters equal to fifty-one percent (51%) of the total vote, which is equal to 704,627,055 voting shares, when including the voting rights of the common stock stockholders (676,994,621 shares) and the Series B Convertible Preferred Stock (no voting shares as of the Record Date)(see footnote (6)).

(6) The Series B Convertible Preferred Stock provides the holder thereof the right to convert such shares of Series B Convertible Preferred Stock into common stock on a 100-for-one basis, provided that no conversion can result in the conversion of more than that number of shares of Series B Convertible Preferred Stock, if any, such that, upon such conversion, the aggregate beneficial ownership of the Company’s common stock (calculated pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of such holder and all persons affiliated with such holder as described in Rule 13d-3 is more than 4.99% of the Company’s common stock then outstanding (the “Maximum Percentage”). For so long as any shares of the Series B Convertible Preferred Stock remain issued and outstanding, the holders thereof are entitled to vote that number of votes as equals the number of shares of common stock into which such holder’s aggregate shares of Series B Convertible Preferred Stock are convertible, subject to the Maximum Percentage. Based on 676,994,621 outstanding shares of common stock as of the Record Date, the Series B Convertible Preferred Stock would typically be eligible to be converted into and eligible to vote 33,782,031 voting shares, provided that because the holder of the Series B Convertible Preferred Stock already owns shares of common stock totaling more than 4.99% of the Company’s outstanding common stock as of the Record Date, pursuant to the terms of the Series B Convertible Preferred Stock designation, the Series B Convertible Preferred Stock is not currently convertible by the holder thereof and provides the holder thereof no voting rights, as a result of the Maximum Percentage conversion and voting limitation.

(7) Includes the voting rights of the Series A Preferred Stock (see footnote (5)).

(8) Includes the voting rights of the Series B Convertible Preferred Stock (see footnote (6)).

(9) To the best of our knowledge, without independent confirmation or investigation, voting and dispositive control of the shares owned by Anubis Capital Partners is held by Jacob Cohen, its Manager.

(10) To the best of our knowledge, without independent confirmation or investigation, voting and dispositive control of the shares owned by Auctus Fund LLC is held by Lou Posner, its Managing Member.

(11) To the best of our knowledge, without independent confirmation or investigation, voting and dispositive control of the shares owned by Beaufort is held by Robert P Marino, its Manager.

(12) Represents shares of common stock issuable upon conversion of a convertible promissory note, which converts into common stock based on a 32.5% discount from lowest closing price within the fifteen (15) days prior to a notice of conversion, the conversion of which is subject to a 9.99% ownership blocker.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as discussed below or otherwise disclosed below under “Director and Executive Compensation”, beginning on page 27, which information is incorporated by reference where applicable in this “Certain Relationships and Related Transactions” section, the following sets forth a summary of all transactions since the beginning of the fiscal year of 2016, or any currently proposed transaction, in which the Company was to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at the fiscal year-end for 2016 and 2015, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Director and Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

On April 2, 2015, the Company entered into a subscription agreement with a 3rd party investor, Dr. Eric Scheffey, to purchase 100,000,000 shares of the Company’s restricted common stock for an aggregate purchase price of $1,000,000 in cash and in accordance with the following investment schedule: $250,000 due on or about April 1, 2015, $250,000 due on or about July 1, 2015, $250,000 due on or about October 1, 2015, and $250,000 due on or about January 1, 2016. The agreement further allows for the investor to purchase an additional 100,000,000 shares for an additional $1,000,000 in cash at the investor’s sole discretion and in accordance with the following investment schedule: $500,000 due on or about July 1, 2016 and $500,000 due on or about October 1, 2016 (the “Subscription”).

On April 2, 2015, the Company sold 25,000,000 shares of its common stock to Dr. Eric Scheffey, a minority stockholder, in connection with the Subscription (and the payment was due to the Company on April 1, 2015) and received $250,000.

On May 22, 2015, the Company issued to its CEO, George J. Powell, III, 1,000 shares of restricted Series A Preferred Stock in lieu of Mr. Powell’s 2014 salary, which shares were valued at $180,000.

On June 29, 2015, the Company sold 25,000,000 shares of its restricted common stock to Dr. Eric Scheffey in connection with the Subscription (and the payment was due to the Company on July 1, 2015) and received $250,000.

In July 2015, Mr. Powell gifted 21,750,000 shares of common stock to 32 friends, family, and charitable institutions.

On September 28, 2015, the Company sold 25,000,000 shares of its restricted common stock to Dr. Eric Scheffey in connection with the Subscription (and the payment was due to the Company on October 1, 2015) and received $250,000.

On December 7, 2015, the Company entered into an Exchange Agreement (the “Exchange”) with Dr. Eric H. Scheffey, whereby Dr. Scheffey exchanged forty million (40,000,000) shares of the Company’s restricted common stock for 40,000 shares of the Company’s Series B Convertible Preferred Stock.

On December 7, 2015, the Company entered into a Subscription Agreement with Dr. Eric H. Scheffey, whereby Dr. Scheffey subscribed to purchase 125,000 shares of the Company’s restricted Series B Convertible Preferred Stock at a purchase price of $10 per share, or an aggregate price of $1,250,000, which funds Dr. Scheffey agreed to provide to the Company pursuant to a payment schedule as follows: $250,000 on or before January 1st 2016, $500,000 on or before July 1st 2016, and $500,000 on or before January 1st 2017. This Subscription Agreement superseded and replaced the April 2, 2015 subscription agreement described above.

On January 4, 2016, the Company sold 25,000 shares of its restricted Series B Convertible Preferred Stock to Dr. Scheffey in connection with the Subscription Agreement as dated December 7, 2015 (the January 1, 2016 payment) and received $250,000.

On January 10, 2016, the Company issued 10,000,000 shares of its restricted common stock to its President and CEO, George J. Powell, III as a bonus in consideration for his efforts throughout the 2015 fiscal year. The shares had a fair market value of $30,000.

On January 10, 2016, the Company issued 10,000,000 shares of its restricted common stock to its then newly appointed Director and COO, Thomas Witthuhn, as a signing bonus for his appointment to the Company’s Board of Directors. The shares had a fair market value of $30,000.

On June 22, 2016, Mr. Powell gifted 24 million of his shares to Niko Kabylafkas.

On December 30, 2016, Mr. Powell gifted 5 million of his shares to seven individuals.

On January 10, 2017, the Company issued 10,000,000 shares of its restricted common stock to its Director and COO, Thomas Witthuhn, in consideration for accomplishments related to the buildout of the Company.

 Review, Approval and Ratification of Related Party Transactions

We have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officers, directors and significant stockholders to date. However, all of the transactions described above were approved and ratified by our directors. In connection with the approval of the transactions described above, our directors took into account several factors, including their fiduciary duty to the Company; the relationships of the related parties described above to the Company; the material facts underlying each transaction; the anticipated benefits to the Company and related costs associated with such benefits; whether comparable products or services were available; and the terms the Company could receive from an unrelated third party.

We intend to establish formal policies and procedures in the future, once we have sufficient resources and have appointed additional directors, so that such transactions will be subject to the review, approval or ratification of our directors, or an appropriate committee thereof. On a moving forward basis, our directors will continue to approve any related party transaction based on the criteria set forth above.

CORPORATE GOVERNANCE

Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Arrangements between Officers and Directors

There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

 Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Term of Office

Our directors are elected for a one-year term to hold office until the next annual general meeting of our stockholders or until removed from office in accordance with our Bylaws. Our officers are appointed by our Board of Directors and hold office until removed by the Board.

Code of Ethics

We do not have a code of ethics that applies to our officers, employees and directors.

Meetings of the Board of Directors and Annual Meeting

During the fiscal year that ended on December 31, 2016, the Board held three meetings and took various other actions via the unanimous written consent of the Board of Directors. All directors attended all of the Board of Directors meetings. Each Director of the Company is expected to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, the Company will arrange for the Director’s participation by means where the director can hear, and be heard, by those present at the meeting.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities. The directors exercise direct oversight of strategic risks to the Company.

Committees of the Board

Our Company currently does not have nominating, compensation or audit committees or committees performing similar functions, nor does our Company have a written nominating, compensation or audit committee charter. Our directors believe that it is not necessary to have such committees, at this time, because the functions of such committees can be adequately performed by our Board of Directors.

Our Company does not currently have any specific or minimum criteria for the election of nominees to the Board of Directors and we do not have any specific process or procedure for evaluating such nominees. The directors will assess all candidates, whether submitted by management or stockholders, and make recommendations for election or appointment.

The Board of Directors will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Company in accordance with the manner described for stockholder proposals below under “Stockholder Proposals to Be Presented at the Next Annual Meeting” on page 28. The Secretary will send properly submitted stockholder recommendations to the Board of Directors. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Board of Directors through other means. The Board of Directors also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

Corporate Governance

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company and strives to be compliant with applicable governmental laws, rules and regulations.

In lieu of an audit committee, the Company’s Board of Directors is responsible for reviewing and making recommendations concerning the selection of outside auditors, reviewing the scope, results and effectiveness of the annual audit of the Company’s financial statements and other services provided by the Company’s independent public accountants. The Board of Directors reviews the Company’s internal accounting controls, practices and policies.

Stockholder Communications

Our stockholders and other interested parties may communicate with members of the Board of Directors by submitting such communications in writing to our Corporate Secretary, 31642 Pacific Coast Highway, Ste 102, Laguna Beach, California 92651, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Corporate Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular board member or members, the communication will be forwarded to a board member to bring to the attention of the Board of Directors.

Director Independence

At this time the Company does not have a policy that its directors or a majority be independent of management as the Company has at this time only three directors. It is the intention of the Company to implement a policy that a majority of the Board members be independent of the Company’s management as the members of the Board of Directors increases.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership in our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish our company with copies of all Section 16(a) reports they file.

As we were not subject to Exchange Act reporting during the year ended December 31, 2016, our directors, executive officers and 10% stockholders were not required to comply with Section 16(a) filing requirements during the year ended December 31, 2016.

 DIRECTOR AND EXECUTIVE COMPENSATION

Executive Compensation

The table set forth below summarizes the annual and long-term compensation for services in all capacities to us payable to our Chief Executive Officer and Interim Chief Financial Officer for the periods ending December 31, 2016 and 2015, who was our only executive officer whose total compensation exceeded $100,000 for any of the periods indicated.

Name	Title	Year	Salary ($)		Bonus ($)		Stock Awards ($)		Option Awards ($)	All other Compensation ($)	Total ($)
George J. Powell, III	CEO and Interim CFO	2016	$0	(1)	$—		$30,000		—	—	$30,000
		2015	$0	(1)	$30,000	(2)	$180,000	(3)	—	—	$210,000

Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000. None of our executive officers received any non-equity incentive plan compensation or nonqualified deferred compensation earnings during the periods presented. All stock and option awards are based on their fair value calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(1)	Although Mr. Powell’s employment agreement provides for a salary of $180,000 per year, Mr. Powell has agreed to forgo and waive such salary until such time, if ever, as the Company has a level of operations sufficient to pay such salary.
(2)	On January 10, 2016, the Company issued 10,000,000 shares of its restricted common stock to its President and CEO, George J. Powell, III as a bonus in consideration for his efforts throughout the 2015 fiscal year. The shares had a fair market value of $30,000.
(3)	On May 22, 2015, Mr. Powell, received 1,000 shares of Series A Preferred Stock in lieu of his $180,000 salary as due to him under his employment agreement dated April 26, 2014.

Employment Agreements

On April 26, 2014, the Company entered into an Employment Agreement with our CEO, George J. Powell, III. The Employment Agreement has no term and provides the CEO with an annual base salary of $180,000, provided that Mr. Powell has agreed to forgo and waive such salary until such time, if ever, as the Company has a level of operations sufficient to pay such salary.

Director Compensation

None of our directors received any compensation for service to the Board during the year ended December 31, 2016.

Stock Option Plan

Other than the 2017 Equity Incentive Plan, described above under “The Company’s 2017 Equity Incentive Plan” on page 7, the Company has no Stock Option or Incentive Plans.

DISSENTERS’ RIGHTS

Under Nevada law there are no dissenters’ rights available to our stockholders in connection with any of the actions approved in the Majority Stockholder Consent.

 OTHER MATTERS

No matters other than those discussed in this Information Statement are contained in the written consent signed by the holders of a majority of the voting power of the Company.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No officer or director of the Company has any substantial interest in the matters acted upon, other than his or her role as an officer or director of the Company. No director of the Company opposed the actions disclosed herein.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement (or as applicable, the internet availability notice associated therewith) will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement (or notice, where applicable), to the beneficial owners of common stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement (or notice, where applicable) is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement (or notice, where applicable) to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement (or notice, where applicable) by sending a written request to the Company at the address below or by calling the Company at the number below and requesting a copy of the Information Statement (or notice, where applicable). A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

As of the date of this Information Statement, we had not received notice of any stockholder proposals for the 2017 annual meeting and proposals received subsequent to the date of this Information Statement will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy or information statement for the 2018 annual meeting, our Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Code Green Apparel Corp.

Attention: Corporate Secretary

31642 Pacific Coast Highway, Suite 102

Laguna Beach, California 92651

Facsimile: (949) 715-5566

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date our proxy or information statement is released to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of that year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2018 annual meeting must be received by us at our principal executive office no later than        , 2018 in order to be eligible for inclusion in our 2018 proxy or information statement relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

Stockholder proposals must be in writing and must include (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. The Board of Directors reserves the right to refuse to submit any proposal to stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete, or does not comply with the requirements for stockholder proposals set forth in the Company’s Bylaws.

Stockholder nominations for director candidates must include (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2016 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2016 10-K by writing to us at 31642 Pacific Coast Highway, Suite 102, Laguna Beach, California 92651, Attention: Corporate Secretary. The 2016 10-K is also available for download at https://www.iproxydirect.com/MKGI,

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more stockholders sharing the same address by delivering a single proxy or information statement (or notice of the availability thereof) addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy or information statement (or notice of the availability thereof) to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement (or notice of the availability thereof), or if you currently receive multiple proxy or information statements (or notice of the availability thereof) and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Code Green Apparel Corp., 31642 Pacific Coast Highway, Suite 102, Laguna Beach, California 92651 or by faxing a communication to (949) 715-5566.

WHERE YOU CAN FIND MORE INFORMATION

This Information Statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this Information Statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, 31642 Pacific Coast Highway, Suite 102, Laguna Beach, California 92651.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

Dated: July , 2017	CODE GREEN APPAREL CORP.

	By:	/s/ George J. Powell, III
George J. Powell, III, Chief Executive Officer

Appendix A

CODE GREEN APPAREL CORP.

2017 EQUITY INCENTIVE PLAN

.

CODE GREEN APPAREL CORP.

2017 EQUITY INCENTIVE PLAN

ARTICLE I.
PREAMBLE

1.1.

This 2017 Equity Incentive Plan of Code Green Apparel Corp. (the “Company”) is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company’s Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2.

Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3.

The Company’s board of directors adopted the Plan on July   , 2017 (the “Effective Date”). The grant of Incentive Stock Options is subject to approval by the Company’s shareholders within twelve (12) months of the Effective Date. Shareholder approval is to be obtained in accordance with the Company’s Certificate of Formation and Bylaws, each as amended, and applicable laws. The Board may grant Incentive Stock Options prior to shareholder approval, but until the Company obtains this approval, a grantee shall not exercise them. If the Company does not timely obtain shareholder approval (or a grantee desires to exercise such Incentive Stock Options prior to shareholder approval), a grantee may exercise previously granted Incentive Stock Options as Nonqualified Stock Options. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except its choice-of-law provisions).

1.5.

Capitalized terms shall have the meaning provided in ARTICLE II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II.
DEFINITIONS

DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

2.1.

“Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2.

“Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3.

“Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.4.

“Award Agreement” means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.5.

“Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

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2.6.

“Bylaws” means the Company’s Bylaws as amended and restated from time to time.

2.7.

“Change of Control” means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.8.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.9.

“Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan. In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Compensation Committee has authority to administer the Plan), if any, or the Board of Directors of the Company.

2.10.

“Common Stock” means the Company’s common stock.

2.11.

“Company” means Code Green Apparel Corp., a Nevada corporation.

2.12.

“Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.13.

“Director” means a member of the Board of Directors of the Company.

2.14.

“Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.15.

“Effective Date” shall be the date set forth in Section 1.3 of the Plan.

2.16.

“Eligible Employee” means an Eligible Person who is an Employee of the Company or any Affiliate.

2.17.

“Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Board. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

2.18.

“Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.19.

“ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

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2.20.

 ”Fair Market Value” means, as of any date and unless the Committee determines otherwise, the value of Common Stock determined as follows:

2.20.1

If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE MKT, Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

2.20.2

If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported for the date in question, or the Common Stock is quoted on an over-the-counter market, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

2.20.3

In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Committee.

2.20.4

The Committee also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Committee may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

2.21.

“Grant Date” means, as to any Award, the latest of:

2.21.1

the date on which the Board authorizes the grant of the Award; or

2.21.2

the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

2.21.3

such other date (later than the dates described in 2.21.1 and 2.21.2 above) as the Board may designate and as set forth in the Participant’s Award Agreement.

2.22.

“Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.23.

“Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under ARTICLE IV of the Plan and designated as an Incentive Stock Option in a Participant’s Award Agreement.

2.24.

“Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.

2.25.

“Nonqualified Stock Option” means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant’s Award Agreement.

2.26.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.27.

“Option Period” means the period during which a Stock Option may be exercised from time to time, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

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2.28.

“Option Price” means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.29.

“Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

2.30.

“Participant” means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.31.

“Performance Objectives” shall have the meaning set forth in ARTICLE IX of the Plan.

2.32.

“Performance Period” shall have the meaning set forth in ARTICLE IX of the Plan.

2.33.

“Performance Share” means an Award under ARTICLE IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Board, in its sole discretion, shall establish at the time of such Award and set forth in a Participant’s Award Agreement.

2.34.

“Plan” means this Code Green Apparel Corp. 2017 Equity Incentive Plan, as it may be amended from time to time.

2.35.

“Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.36.

“Restricted Stock” means an Award under ARTICLE VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant’s ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Board, in its sole discretion, shall determine at the time of such Award and set forth in a Participant’s Award Agreement.

2.37.

“Restriction Period” means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Board, in its sole discretion, shall establish and set forth in a Participant’s Award Agreement.

2.38.

“Retirement” means retirement as determined under procedures established by the Board or in any Award, as set forth in a Participant’s Award Agreement.

2.39.

“Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

2.40.

“Stock Award” means an Award of shares of Common Stock under ARTICLE VIII of the Plan.

2.41.

“Stock Option” means an Award under ARTICLE IV or ARTICLE V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

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2.42.

“Ten Percent Stockholder” means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.43.

“Termination of Service” means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Board in its sole discretion. In determining whether a Termination of Service has occurred, the Board may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III.
ADMINISTRATION

3.1.

The Plan shall be administered by the Board of Directors of the Company. The Board shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Board may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in ARTICLE XI, and terminate or suspend the Plan as provided in ARTICLE XI. All acts, determinations and decisions of the Board made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons. On or after the date of grant of an Award under the Plan, the Board may (i) accelerate the date on which any such Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Award; provided, that the Board shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

3.2.

The Board may, to the full extent permitted by and consistent with applicable law and the Company’s Bylaws, and subject to Subparagraph 3.2.1 herein below, delegate any or all of its powers with respect to the administration of the Plan to the Company’s Compensation Committee or another Committee of the Company consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

3.2.1

If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

3.2.2

The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

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3.2.3

For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. If an Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of a Stock Option or to satisfy any tax withholding requirement in connection with an Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan.

3.2.4

In addition to, and not in limitation of, the right of any Committee so designated by the Board to administer this Plan to grant Awards to Eligible Persons under this Plan, the full Board of Directors and/or the Company’s Compensation Committee may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors and/or the Company’s Compensation Committee shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

3.3.

Without limiting the provisions of this ARTICLE III, and subject to the provisions of ARTICLE X, the Board is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in ARTICLE X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, or an accelerated release of restrictions or other modifications. The Board may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.4.

Subject to the provisions of Section 3.9 and this Section 3.4, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be 75,000,000 shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

3.4.1

For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

3.4.2

If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

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3.4.3

For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. If an Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of a Stock Option or to satisfy any tax withholding requirement in connection with an Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan.

3.4.4

The foregoing subsections 3.4.1 and 3.4.2 of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

3.5.

Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Board. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.6.

Securities Matters.

3.6.1

The Company shall be under no obligation to affect the registration pursuant to the Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued any shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Board may require, as a condition to the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any certificates representing such shares bear such legends, as the Board deems necessary or desirable.

3.6.2

The exercise of any Stock Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of an exercise of a Stock Option hereunder or the issuance of shares of Common Stock pursuant to any Award pending or to ensure compliance under federal, state or local securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of a Stock Option or the issuance of shares of Common Stock pursuant to any Award. During the period that the effectiveness of the exercise of a Stock Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

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3.6.3

In the event the Plan and/or the Common Stock issuable in connection with Awards hereunder are registered with the Securities Exchange Commission (the “SEC”) under the Act, no free-trading shares of Common Stock shall be issuable by the Company under the Plan and pursuant to such registration statement, (a) except to natural persons (as such term is interpreted by the SEC); (b) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (c) where the services directly or indirectly promote or maintain a market for the Company’s securities.

3.7.

The Board may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Board may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Board may rely upon an opinion of counsel for the Company.

3.8.

Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant’s Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Board, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

3.9.

The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as a result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10.

No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith. The members of the Board shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company’s Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11.

The Board shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

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3.12.

Subject to the express provisions of the Plan, the Board shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Board in its sole discretion.

ARTICLE IV.
INCENTIVE STOCK OPTIONS

4.1.

The Board, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this ARTICLE IV and ARTICLE III and ARTICLE VI and subject to the following conditions:

4.1.1

Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Board.

4.1.2

The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

4.1.3

An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Board as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service (except as otherwise provided in any employment agreement approved by the Board), unless employment shall have terminated:

(i)

as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii)

 as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

(iii)

and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

4.1.4

The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

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4.1.5

No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

4.1.6

The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2.

Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3.

The Board may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this ARTICLE IV or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.4.

Each provision of this ARTICLE IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

ARTICLE V.
NONQUALIFIED STOCK OPTIONS

5.1.

The Board, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this ARTICLE V and ARTICLE III or ARTICLE VI and subject to the following conditions:

5.1.1

Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Board.

5.1.2

The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

5.1.3

A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Board and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement.

5.2.

The Board may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this ARTICLE V or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

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ARTICLE VI.
INCIDENTS OF STOCK OPTIONS

6.1.

Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Board and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

6.2.

Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant’s Award Agreement by the executor or personal representative of such Participant’s estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant’s will or by inheritance. The Board, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant’s Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant’s Immediate Family), subject to such limits as the Board may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Board shall apply to the right to consent to amendments to the Award Agreement.

6.3.

Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Board, subject to limitations set forth in the Stock Option Award Agreement. The Board may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Board. In the sole discretion of the Board, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Board also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4.

The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5.

The Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6.

The Board may at any time offer to purchase a Participant’s outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant’s Stock Option, based on such terms and conditions as the Board shall establish and communicate to the Participant at the time that such offer is made.

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6.7.

The Board shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

6.8.

Notwithstanding anything to the contrary herein, the Company may reprice any Stock Option without the approval of the stockholders of the Company. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s Common Stock then trades or is quoted.

6.9.

In addition to, and without limiting the above Section 6.8, the Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

ARTICLE VII.
RESTRICTED STOCK

7.1.

The Board, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE VII.

7.2.

The Board shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

7.2.1

the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

7.2.2

the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

7.2.3

the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

7.2.4

whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

7.2.5

whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

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7.2.6

whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3.

Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Board may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Board and has otherwise complied with the applicable terms and conditions of such Award.

7.4.

In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant’s Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock, if it finds that a waiver would be appropriate.

7.5.

Except as otherwise provided in this ARTICLE VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6.

Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Board, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant’s Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7.

Except as provided in this ARTICLE VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Board may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Board shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII.
STOCK AWARDS

8.1.

The Board, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this ARTICLE VIII.

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8.2.

For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3.

Unless otherwise determined by the Board and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Board expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

ARTICLE IX.
PERFORMANCE SHARES

9.1.

The Board, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE IX.

9.2.

The Board shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

9.2.1

the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;

9.2.2

the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

9.2.3

the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

9.2.4

the form of settlement of a Performance Share.

9.3.

At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4.

Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5.

Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Board may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Board expects to have a substantial effect on the applicable Performance Objectives during such period, the Board may revise such Performance Objectives.

9.6.

In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant’s Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Board may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Board deems appropriate or desirable.

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9.7.

The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Board in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Board and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8.

Performance Shares shall not be transferable by the Participant. The Board shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE X.
CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1.

Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

10.1.1

all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

10.1.2

all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i)

all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii)

the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii)

 the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Board, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv)

upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect; and

10.1.3

all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2.

Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1.1, 10.1.2 and 10.1.3 above.

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10.3.

After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant’s Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Board may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI.
AMENDMENT AND TERMINATION

11.1.

Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof. To the extent required by the Act or the Code, however, no amendment, without approval by the Company’s shareholders, shall:

11.1.1

materially alter the group of persons eligible to participate in the Plan;

11.1.2

except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan; or

11.1.3

alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1.4 or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2.

No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Board) any Award theretofore granted to such Participant under this Plan; provided, however, that the Board retains the right and power to:

11.2.1

annul any Award if the Participant is terminated for cause as determined by the Board; and

11.2.2

convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3.

If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in ARTICLE X.

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ARTICLE XII.
MISCELLANEOUS PROVISIONS

12.1.

Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in ARTICLE VII with respect to Restricted Stock and except as otherwise provided by the Board.

12.2.

The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

12.3.

The terms of the Plan shall be binding upon the Company, its successors and assigns.

12.4.

Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

12.5.

This Plan and all actions taken hereunder shall be governed by the laws of the State of Nevada.

12.6.

Each Participant exercising an Award hereunder agrees to give the Board prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

12.7.

If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

12.8.

The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

12.9.

The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

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12.10.

If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

12.11.

Compliance with other laws.

12.11.1

For Reporting Persons:

(i)

the Plan is intended to satisfy the provisions of Rule 16b-3;

(ii)

all transactions involving Participants who are subject to Section 16(b) of the Exchange Act of 1934, as amended, are subject to the provisions of Rule 16b-3 regardless of whether they are set forth in the Plan; and

(iii)

any provision of the Plan that conflicts with Rule 16b-3 does not apply to the extent of the conflict.

12.11.2

If any provision of the Plan, any Award, or Award Agreement conflicts with the requirements of Code Section 162(m) or 422 for Awards subject to these requirements, then that provision does not apply to the extent of the conflict.

12.11.3

Notwithstanding any other provision of the Plan, the Board and each applicable Committee shall administer the Plan and exercise all authority and discretion under the Plan to satisfy the requirements of Code Section 409A or any exemption thereto.

12.11.4

Notwithstanding any other provision of the Plan, if, for an Employee of a parent company, the conversion of an Incentive Stock Option to a Nonqualified Stock Option or the treatment of an Incentive Stock Option as a Nonqualified Stock Option would not satisfy the requirements of Code Section 409A or an exemption thereto, as determined by the Board in its exclusive discretion, then the Incentive Stock Option shall terminate on the date that it would no longer qualify as an Incentive Stock Option as determined by the Board in its exclusive discretion.

12.12.

Any reference in the Plan to a written document includes any document delivered electronically or posted on the Company’s intranet.

12.13.

The headings and captions in the Plan are inserted as a matter of convenience for organizational purposes, and do not construe, define, extend, interpret, or limit any provision of the Plan.

12.14.

Whenever the context may require, any pronoun includes the corresponding masculine, feminine, or neuter form, and the singular includes the plural and vice versa.

12.15.

Any reference in the Plan to a statutory or regulatory provision includes corresponding successor provisions.

12.16.

The proceeds from the sale of shares pursuant to Awards granted under the Plan shall constitute general funds of the Company.

12.17.

Nothing contained in the Plan or in any Award agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

2017 Equity Incentive Plan Code Green Apparel Corp. A-18 of 18

Appendix B

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY — DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

CODE GREEN APPAREL CORP. [E0858452007-0]

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3. Number of Shares the Corporation is Authorized to Issue, is amended and restated as set forth in the attached.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51%

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*	If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 1-5-15

B-1

Article 3. SHARES of the Corporation’s Articles of Incorporation (as amended) is hereby amended and restated as follows, which shall not have any effect on the Corporation’s previously designated series of preferred stock:

“Article 3.  SHARES

Effective as of the effective date set forth under “Effective date and time of filing” on this Certificate of Amendment to Articles of Incorporation (or in the absence of such date, on the date such Amendment to the Articles of Incorporation is filed with the Secretary of State of Nevada) (the “Effective Time”), the Corporation shall have Five Billion (5,000,000,000) shares of capital stock authorized. The Corporation is authorized to issue two (2) classes of shares, designated “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock authorized to be issued is Four Billion Nine Hundred and Ninety Million (4,990,000,000) shares, $0.001 par value per share. The total number of shares of Preferred Stock authorized to be issued is Ten Million (10,000,000) shares, $0.001 par value per share.

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have distinctive designation or title as shall be determined by the Board of Directors of the Corporation (“Board of Directors”) prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock designation.”

B-2

Appendix C

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY — DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

CODE GREEN APPAREL CORP. [E0858452007-0]

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3. Number of Shares the Corporation is Authorized to Issue, is amended and restated as set forth in the attached.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 51%

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*	If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 1-5-15

C-1

 Article 3. SHARES of the Corporation’s Articles of Incorporation (as amended) is hereby amended and restated as follows, which shall not have any effect on the Corporation’s previously designated series of preferred stock:

“Article 3.  SHARES

The Corporation has Five Billion (5,000,000,000) shares of capital stock authorized. The Corporation is authorized to issue two (2) classes of shares, designated “Common Stock” and “Preferred Stock.” The total number of shares of Common Stock authorized to be issued is Four Billion Nine Hundred and Ninety Million (4,990,000,000) shares, $0.001 par value per share. The total number of shares of Preferred Stock authorized to be issued is Ten Million (10,000,000) shares, $0.001 par value per share.

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have distinctive designation or title as shall be determined by the Board of Directors of the Corporation (“Board of Directors”) prior to the issuance of any shares thereof. Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock designation.

Reverse Stock Split of Outstanding Common Stock

Effective as of the effective date set forth under “Effective date and time of filing” on this Certificate of Amendment to Articles of Incorporation (or in the absence of such date, on the date such Amendment to the Articles of Incorporation is filed with the Secretary of State of Nevada)(the “Effective Time”), every [100 to 1,000, depending on the final ratio approved by the Board of Directors] shares of the Corporation’s common stock (but not any shares of Preferred Stock), issued and outstanding immediately prior to the Effective Time, or held in treasury prior to the Effective Time (collectively the “Old Capital Stock”), shall be automatically reclassified and combined into One (1) share of common stock (the “Reverse Stock Split”). Any stock certificate that, immediately prior to the Effective Time, represented shares of Old Capital Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares as equals the quotient obtained by dividing the number of shares of Old Capital Stock represented by such certificate immediately prior to the Effective Time by [100 to 1,000, depending on the final ratio approved by the Board of Directors], subject to any adjustments for fractional shares as set forth below; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Capital Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of capital stock to which such person is entitled under the foregoing reclassification. No fractional shares of capital stock shall be issued as a result of the Reverse Stock Split. In lieu of any fractional share of capital stock to which a stockholder would otherwise be entitled, the Corporation shall issue that number of shares of capital stock as rounded up to the nearest whole share. The Reverse Stock Split shall have no effect on the number of authorized shares of capital stock or the par value thereof as set forth above in the preceding paragraphs.”

C-2